EXHIBIT 99.1

                                 LOAN AGREEMENT


         This Loan Agreement (the "Agreement") is entered into as of December 31, 2001, among THE PLASTIC SURGERY COMPANY, a Georgia corporation (the "Borrower"), Paul and Beverly Refkin, Steve Refkin and Sherman Clay (collectively, the "Lenders").

                                    RECITALS

         A. Pursuant to that certain Stock Purchase Agreement dated as of November 15, 2000, by and among Borrower, the Lenders and Florida Center for Cosmetic Surgery, Inc., a Florida corporation ("FCCS"), Borrower acquired all of the issued and outstanding capital stock of FCCS (the "FCCS Shares") and, in connection therewith, (i) issued to the Lenders secured promissory notes (the "Secured Notes") in the aggregate principal amount of $4,100,000, as amended on December 1, 2001, by the First Amendment to the Secured Promissory Notes, and
(ii) issued to the Lenders unsecured promissory notes (the "Unsecured Notes") in the aggregate principal amount of $1,000,000.

         B. The payment of the obligations under (i) the Secured Notes, (ii) any amendment, modification, renewal or extension of the Secured Notes and (iii) any future indebtedness of Borrower to Lenders are secured by first priority security interest in all of the assets of FCCS (the "FCCS Assets") and the FCCS Shares pursuant to the terms of a Stock Pledge Agreement and a Security Agreement entered into between each of the Lenders and the Borrower (collectively, the "Existing Security Agreements"). The Secured Notes and the Unsecured Notes are sometimes referred to collectively as the "Existing Notes."

         C. Subject to the terms and conditions of this Agreement, the Lenders have agreed to enter into a new financing described herein.

                              TERMS AND CONDITIONS

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties to this Agreement agree as follows:

                                   SECTION 1

                           PAYMENT OF THE INDEBTEDNESS
                           ---------------------------

         1.1 ACKNOWLEDGEMENT OF AMOUNTS OWED WITH RESPECT TO THE INDEBTEDNESS. Borrower hereby acknowledges and agrees that the entire amount of the indebtedness with respect to the Existing Notes (collectively, the "Indebtedness") is due and payable to the Lenders as described in the Existing Notes and is not subject to any offset, defense, counterclaim, or claim of recoupment by Borrower.

         1.2 CONTINUED VALIDITY OF THE EXISTING AGREEMENTS UNTIL THE EFFECTIVE DATE; RESTRUCTURING OF THE INDEBTEDNESS. Borrower hereby expressly acknowledges and agrees that the Existing Notes and the Existing Security Agreements (collectively, the "Existing Loan Documents") are valid, binding agreements and are enforceable against Borrower. The Lenders are prepared to modify and amend the Existing Notes, and to restructure the Indebtedness as more particularly described in paragraph 1.4 of this Agreement, provided that the conditions precedent specified in paragraph 1.3 below are satisfied on or before March 1, 2002. However, until the occurrence of the Effective Date (as defined in paragraph 1.3 of this Agreement), the obligations of Borrower shall continue to be governed by the Existing Loan Documents. In that regard for example, until the Effective Date, Borrower shall continue to be obligated to make all payments of interest pursuant to the Existing Notes.

         1.3 CONDITIONS PRECEDENT TO MODIFICATION OF THE EXISTING NOTES AND RESTRUCTURING OF THE INDEBTEDNESS. The Lenders hereby agree that if all of the following conditions precedent have been satisfied by March 1, 2002, the Lenders will restructure the Indebtedness as specified in paragraph 1.4 of this
Agreement:

                  (a) All parties hereto have signed this Agreement and the fully executed document has been delivered to the Lenders;

                  (b) Borrower has paid all interest owed pursuant to the terms of the Existing Notes through and including the Effective Date;

                  (c) Borrower has executed and delivered to the Lenders the Restructured Secured Notes and the Convertible Notes (as defined in paragraph
1.4 of this Agreement);

                  (d) Borrower has paid Lenders pro rata the aggregate amount of $200,000 by check or wire transfer of funds from the bank account of FCCS to reduce the aggregate principal amount of the Secured Notes from $4,100,000 to $3,900,000;

                  (e) Borrower has executed and delivered to Lenders the Warrants (as defined in paragraph 1.4 of this Agreement); and

                  (f) Borrower shall have publicly announced the Borrower's decision to move the Borrower's corporate headquarters and principal place of business to Fort Lauderdale, Florida, and Borrower shall have commenced the process to relocate (the "Florida Relocation").

The date by which all of the above-described conditions precedent have been satisfied (provided that such date is prior to March 1, 2002) is referred to in this Agreement as the "Effective Date." The documents and instruments referred to in this paragraph 1.3 (and the restructuring of the Indebtedness described in paragraph 1.4 of this Agreement) shall not be effective or binding unless all of the above-referenced conditions precedent have been satisfied by March 1, 2002.

         1.4 RESTRUCTURING OF THE INDEBTEDNESS.

                  (a) On the Effective Date, the Secured Notes shall be amended and restated, in their entirety, to read as set forth in the form of secured promissory note (the "Restructured Secured Notes") attached hereto as EXHIBIT A, and the Unsecured Notes shall be amended and restated, in their entirety, to read as set forth in the form of convertible promissory note (the "Convertible Notes") attached hereto as EXHIBIT B, which shall give effect to the restructuring of Borrower's obligations under the Existing Notes contemplated by this Agreement. The initial aggregate principal amount of the Restructured Secured Notes shall be Three Million Nine Hundred Thousand Dollars ($3,900,000), and the initial aggregate principal amount of the Convertible Notes shall be One Million Ninety-Three Thousand Eight Hundred Thirty Three Dollars and Nineteen Cents ($1,093,833.19). On the Effective Date, upon receipt of the Restructured Secured Notes and the Convertible Notes, the Lenders hereby agree to deliver to the Borrower for cancellation the Existing Notes.

                  (b) The payments of the obligations under the Restructured Secured Notes shall continue to be secured by a first priority security interest in the FCCS Assets and the FCCS Shares and the Existing Security Agreements shall continue in full force and effect. Additionally, Borrower agrees that all monies collected by Borrower from its affiliates, excluding FCCS, shall be deposited into an account with a bank in Fort Lauderdale, Florida and Borrower and any one Lender shall be signatories on said account. Borrower first shall make the payments to Lenders required by the Restructured Secured Notes and the balance of any funds shall be used by Borrower in the ordinary course of business. Notwithstanding the foregoing, provided that Borrower is not in default under the Restructured Secured Notes, there shall be no further restrictions on the funds or cash flow of FCCS.

                  (c) On the Effective Date, the Borrower shall issue to the Lenders warrants (the "Warrants") to purchase the aggregate of 500,000 shares of the Borrower's Common Stock (the "Warrant Shares") at an exercise price equal to the average closing price per share of Common Stock of Borrower as reported by the American Stock Exchange for the five (5) trading days ending on the day immediately prior to the date of this Agreement. The Warrants shall be in the form attached hereto as EXHIBIT C and shall be issued in the name of each of the Lenders based upon their pro rata interest in the Restructured Secured Notes. The Lenders shall have the registration rights with respect to the Warrant Shares provided in EXHIBIT D attached hereto and incorporated herein.

                  (d) Borrower represents that it has obtained the prior approval of its Board of Directors to add two (2) new members, selected by Lenders, to serve on Borrower's Board of Directors commencing upon the execution of this Agreement by all parties.

                  (e) Prior to March 31, 2001, Borrower shall have completed the Florida Relocation and failure to complete the Florida Relocation shall constitute an Event of Default under Section 5(b) of the Restructured Secured Notes and the Convertible Notes.


                                   SECTION 2

                                  GENERAL TERMS
                                  -------------

         2.1 NOTICES. For purposes of this Agreement, any notice required or permitted shall be in writing and is effective when actually delivered (which shall include facsimile transmission) as specified below:


                 To Borrower:      The Plastic Surgery Company
                                   509 East Montecito Street
                                   Santa Barbara, California 93103
                                   (805) 963-0400
                                   Facsimile: (805) 965-8230
                                   Attn:  Dennis Condon
                                   and

                                   Stradling Yocca Carlson & Rauth
                                   302 Olive Street
                                   Santa Barbara, California 93101
                                   (805) 564-0065
                                   Facsimile: (805) 564-1044
                                   Attn:  David E. Lafitte, Esq.
                                   and

                 To Lenders:       Paul and Beverly Refkin
                                   Steve Refkin
                                   Sherman Clay
                                   c/o Florida Center for Cosmetic Surgery, Inc.
                                   Galleria Professional Building
                                   915 Middle River Drive
                                   Ft. Lauderdale, FL  33304
                                   (800) 274-5476
                                   Facsimile: (954) 565-1285
                                   Attn: Paul Refkin
                                   and

                                   Kipnis & Kahn
                                   30 North LaSalle Street, Suite 2024
                                   Chicago, Illinois 60602-2504
                                   (312) 726-3700
                                   Facsimile: (312) 726-4644
                                   Attn:  Les Kipnis, Esq.


         2.2 CAPTIONS. Any captions for the sections of this Agreement are for convenience only and do not control or affect the meaning of construction of any of the provisions of this Agreement.

         2.3 SEVERABILITY. If any term, condition, or provision of this Agreement, or any other documents or instrument referred to in this Agreement, is held invalid for any reason, such offending term, condition, or provision shall be stricken therefrom, and the remainder thereof shall not be affected thereby.

         2.4 AMENDMENTS. This Agreement may be amended or modified only by a written agreement signed by an authorized representative of Borrower and the Lenders that by its terms expressly supersedes, modified, amends, or alters this Agreement.

         2.5 NEGOTIATED AGREEMENT. This Agreement is a negotiated agreement. In the event of any ambiguity in this Agreement, such ambiguity shall not be subject to a rule of contract interpretation that would cause the ambiguity to be construed against any of the parties to this Agreement.

         2.6 VOLUNTARY AND ENTIRE AGREEMENT. The only consideration for the execution of this Agreement is the consideration expressly recited herein. This Agreement and the other agreements and instruments referred to in this Agreement set forth and constitute the entire agreement among the parties hereto with respect to the subject matter of this Agreement. No oral promise or agreement of any kind of nature, other than those that have been reduced to writing and set forth herein, has been made between or among any of the other parties to this Agreement.

         2.7 CONSTRUCTION AND CONFLICT WITH OTHER AGREEMENTS. In the event of any conflict between the terms of this Agreement and terms of any other agreements or instruments referred to in this Agreement (including, but not limited to the Existing Loan Documents), the terms of this Agreement shall control.

         2.8 WAIVERS. No waiver of any provision of this Agreement, or any other agreement between or among the parties hereto, nor consent to any failure by Borrower to comply with such provisions, shall be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         2.9 APPLICABLE LAW. This Agreement and any other instrument or agreement required or contemplated hereunder shall be governed by, and construed under, the laws of the state of Florida with regard to principles of conflicts of law.

         IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.




BORROWER:                                THE PLASTIC SURGERY COMPANY



                                         By:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------



LENDERS:                                 /S/ Paul Refkin
                                         ---------------------------------------
                                         Paul Refkin

                                         /S/ Beverly Refkin
                                         ---------------------------------------
                                         Beverly Refkin

                                         /S/ Steve Refkin
                                         ---------------------------------------
                                         Steve Refkin

                                         /S/ Sherman Clay
                                         ---------------------------------------
                                         Sherman Clay


FCCS:                                   FLORIDA CENTER FOR COSMETIC SURGERY


                                        By: /S/ Paul Refkin
                                            ------------------------------------
                                            Paul Refkin, Chief Executive Officer

                                    EXHIBIT D



                               REGISTRATION RIGHTS

1.       REGISTRATION.
--       -------------

         Borrower will within ninety (90) days the Effective Date file a registration statement for resale of the Warrant Shares, and Borrower shall keep such registration effective at all times until each Lender has either sold all the Warrant Shares or each Lender is able to use Rule 144 of the Securities Act to sell all the Shares.

2.       OBLIGATIONS OF BORROWER.
--       ------------------------

         When applicable within the terms hereof and as required to effect any registration hereunder within the limitations hereof, Borrower shall, as expeditiously and as reasonably possible, use its reasonable best efforts, to:

         (a) Prepare, file and cause to become effective with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement"), and reasonable and necessary amendments to such Registration Statement, to include the Shares. Such Registration Statement may include other shares of Borrower's common stock for sale.

         (b) Enter into a written underwriting agreement in customary form and substance reasonably satisfactory to Borrower, the Lenders and the managing underwriter or underwriters of the public offering of such securities, if the offering is to be underwritten in whole or in part.

         (c) Furnish to the Lenders and to the underwriters of the securities being registered such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act or as such underwriters may reasonably request in order to facilitate the public offering of such securities.

         (d) Register and qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions deemed necessary by Borrower, and prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification as necessary.

         (e) Notify the Lenders, at any time when a prospectus relating to the Warrant Shares covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Borrower will promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

         (f) Notify the Lenders of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for the purpose.

         (g) Do such other actions or make available to the Lenders such documents as reasonably required under the Securities Act and as reasonably requested in relation to the registration of securities covered by the Registration Statement.

3.       EXPENSES.
--       ---------

         With respect to each inclusion of the Warrant Shares held by the Lenders in a registration statement pursuant to Section 1 and 2 of this Exhibit B, all fees, costs and expenses of and incidental to such registration statement and any underwritten public offering in connection therewith shall be borne entirely by Borrower; provided, however, that the Lenders shall bear their pro rata share of any underwriting discounts and commissions, state transfer taxes and brokerage commissions, this pro rata share to be paid solely from the proceeds from the sale of Warrant Shares, and with the Lenders not otherwise liable to pay these amounts. The fees, costs and expenses to be borne by Borrower as provided in the preceding sentence shall include, without limitation, all registration, filing, qualification and NASD fees, printing expenses, fees and disbursements of counsel and accountants for Borrower, fees and disbursements of counsel for the underwriter or underwriters (if Borrower and/or the Lenders are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the Shares to be offered are to be registered or qualified. All costs, fees and expenses incurred in connection with all additional registrations and qualifications shall be borne pro rata by Borrower, the Lenders and any other shareholders of Borrower participating in such registration, this pro rata share to be paid solely from the proceeds from the sale of Warrant Shares, and with the Lenders not otherwise liable to pay these amounts.

4.       INDEMNIFICATION.
--       ----------------

         (a) INDEMNIFICATION BY BORROWER. Borrower shall indemnify and hold harmless the Lenders and each of their attorneys, accountants and any underwriter (as defined in the Securities Act or the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")), for the Lenders, from and against, and shall reimburse the Seller and each such attorney, accountant, and underwriter with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which the Lenders or any such attorney, accountant, or underwriter may become subject under the Securities Act, the Exchange Act or otherwise insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are caused by any untrue statement or alleged untrue statement of any material fact contained in any registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Borrower shall not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission so made in reliance upon and in strict conformity with written information furnished by the Lenders or any of their attorneys or accountants specifically for use in the preparation thereof.

         (b) INDEMNIFICATION BY THE LENDERS. The Lenders, both jointly and severally, shall indemnify and hold harmless Borrower and each of its officers, directors, employees, attorneys and accountants, any underwriter (as defined in the Securities Act or the Exchange Act) for Borrower and each person, if any, who controls Borrower within the meaning of the Securities Act or the Exchange Act from and against, and shall reimburse Borrower and each such officer, director, employee, attorney, accountant, underwriter and controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which Borrower or such officer, director, employee, attorney, accountant, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are caused by any untrue statement or alleged untrue statement of any material fact contained in any registration statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that any such untrue statement or omission was so made in reliance upon and in strict conformity with written information furnished by any Seller or any of their, attorneys or accountants specifically for use in the preparation thereof.

         (c) INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party pursuant to the provisions of Section 4(a) or 4(b) hereof of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of such Sections 4(a) or 4(b), notify the indemnifying party of the commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and to the extent that it may wish, jointly assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party pursuant to the provisions of Section 4(a) or 4(b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation (except if representation of such indemnified party by counsel to the indemnifying party would be inappropriate due to actual or potential conflicting interests between the indemnified party and any other party represented by such counsel). No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party.